UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-4, Mortgage Pass-Through Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621-01	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-7010.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.2

Amendment to the Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 16, 2005

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Marina Tukhin
Name:	Marina Tukhin
Title:

By:	/s/ Hyung Peak
Name:	Hyung Peak
Title:

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.2	Amendment to the Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-4 Certificates.	6

EXHIBIT 4.2